EXHIBIT 10.18

MINUTA

SEÑOR NOTARIO DE FE PÚBLICA:

En los registros de Escrituras Públicas a su cargo, sírvase usted insertar una de Opción de Compra y Promesa Irrevocable de Transferencia de Concesiones Mineras que, nosotros los suscritos, celebramos al tenor y contenido de las siguientes cláusulas:

PRIMERA (De las partes) Participan en el presente contrato:

    La COMPAÑÍA MINERA ANDESUR S.A. una sociedad anónima legalmente establecida en Bolivia representada por los Sres. Gustavo Adolfo Miranda Pinaya y Carlos Guillermo Prieto Vogtschmidt, en sus calidades de Gerente Administrativo y Gerente Financiero respectivamente, conforme al Poder Especial y Suficiente No. 409/2001, otorgado por ante la Notaría de Fe Pública No. 038 a cargo de la Dra. Daisy Benito Pozzo en fecha ocho de mayo de 2001, más adelante y para los fines del presente, señalado como el OPTANTE.

    El señor Silvestre Mamani Fernández, mayor de edad, hábil por derecho con C.I. 529283 Oruro, representado por el Ing. Hugo Alarcón Barrenechea, mayor de edad, hábil por derecho con C.I. 176861 LP conforme al Testimonio de Poder No. 26/2004 emitido en fecha 13 de enero de 2004, por ante Notario de Fé Pública No. 44, del Distrito Judicial de Cochabamba, Dra. Tatiana Céspedes Morales; la señora Benita Zaida Cuiza Barrera, mayor de edad, hábil por derecho con C.I. 1242722 Potosí, representada de manera conjunta, en cuanto a la concesión minera denominada "D-4" por el Ing. Hugo Alarcón Barrenechea, mayor de edad, hábil por derecho con C.I. 176861 LP y el Ing. Dionisio Jorge Garzón Martínez, mayor de edad, hábil por derecho con C.I. 1622691 Tarija conforme al Testimonio de Poder No. 50/2004 emitido en fecha 14 de enero de 2004, por ante Notario de Fé Pública No. 007, del Distrito Judicial de La Paz, Dra. Silvia Noya Laguna. Asimismo es representada de manera conjunta, en cuanto a la concesión minera denominada "D-2" por el Ing. Hugo Alarcón Barrenechea y el Ing. Dionisio Jorge Garzón Martínez, de generales ya señaladas, conforme al Testimonio de Poder No. 13/2000 emitido en fecha 07 de enero de 2000, por ante Notario de Fé Pública No. 007, del Distrito Judicial de La Paz, Dra. Silvia Noya Laguna.

Los señores Silvestre Mamani Fernández y Benita Zaida Cuiza Barrera serán referidos de aquí en delante de manera general como "los PROPIETARIOS".

SEGUNDA (Antecedentes) Los PROPIETARIOS declaran ser los legítimos concesionarios de las siguientes concesiones mineras, las cuales declaran que se encuentran plenamente vigentes, y que ellos, conforme se detalla más adelante, se constituyen en los únicos concesionarios con derecho a disponer de las mismas a voluntad, por sí o mediante sus mandatarios:

    La concesión minera denominada "San Pablo" de 77 pertenencias mineras de extensión, la cual se encuentra ubicada en el cantón Opoco, provincia Quijarro del Departamento de Potosí, adquirida conforme al Testimonio No. 15/93 extendido por ante la Notaría Especial de Minas y Petróleo a cargo de la Dra. Teresa Gonzales Escarcha, en fecha 31 de mayo de 1993, a favor de Silvestre Mamani Fernández, instrumento debidamente registrado en el Registro Minero bajo la Partida No. 5 del Libro "F" de fecha 31 de Mayo de 1993, y registrada en Derechos Reales bajo la Partida No. 8-30 del Libro "8-49" de fecha 25 de Mayo de 1995.

    La concesión minera denominada "D-2" de 16 cuadrículas mineras de extensión, la cual se encuentra ubicada en el cantón Opoco, provincia Quijarro del Departamento de Potosí, conforme al Testimonio No. 1415/99 extendido por ante la Notaría Especial de Minas y Petróleo a cargo del Dr. Nelson Zamora Wayar, en fecha 24 de septiembre de 1999, a favor de Benita Zaida Cuiza Barrera, instrumento debidamente registrado en el Registro Minero bajo la Partida No. 471-Dt del Libro "Títulos Ejecutoriales" de fecha 28 de Septiembre de 1999, y registrada en Derechos Reales bajo la Partida No. 11-4 del Folio Zuta Zuta No. 8-49 de fecha 29 de Enero de 2004.

    La concesión minera denominada "D-4" de 10 cuadrículas mineras de extensión, la cual se encuentra ubicada en el cantón Río Mulato, provincia Quijarro del Departamento de Potosí, conforme al Testimonio No. 731/01 extendido por ante la Notaría Especial de Minas y Petróleo a cargo del Dr. Nelson Zamora Wayar, en fecha 12 de Octubre de 2001, a favor de Benita Zaida Cuiza Barrera, instrumento debidamente registrado en el Registro Minero bajo la Partida No. Pt-797 del Libro "Títulos Ejecutoriales" de fecha 13 de Enero de 2004, y registrada en Derechos Reales bajo la Partida No. 10-3 del Libro "8-49" de fecha 29 de Enero de 2004.

Para los fines del presente las concesiones anteriormente descritas serán señaladas simplemente como las "CONCESIONES".

TERCERA (Del Objeto) Al presente y por convenir a sus intereses, sin que medie error, dolo y/o violencia, los PROPIETARIOS se comprometen de manera irrevocable a transferir las CONCESIONES al OPTANTE, siempre y cuando se cumplan las condiciones descritas en la cláusula siguiente. Asimismo, el OPTANTE adquiere la opción exclusiva de adquirir y consolidar en su propiedad las CONCESIONES cumpliendo las condiciones estipuladas en la próxima cláusula.

CUARTA (Del Plazo y de las Obligaciones del OPTANTE) El presente contrato tendrá vigencia de cuatro años a contar desde la fecha de suscripción de la presente minuta, y conforme a lo señalado en la anterior cláusula, el OPTANTE a fin de ejercer su derecho de optar por adquirir y consolidar en su propiedad las CONCESIONES, deberá cumplir con los siguientes pagos:

    A la firma de la presente minuta el OPTANTE pagará a los PROPIETARIOS la suma de U$. 10.000,00 (DIEZ MIL 00/100 DÓLARES AMERICANOS)

    A los seis meses de firmado el presente contrato el OPTANTE pagará a los PROPIETARIOS la suma de U$. 15.000,00 (QUINCE MIL 00/100 DÓLARES AMERICANOS).

    A los doce meses de firmado el presente contrato el OPTANTE pagará a los PROPIETARIOS la suma de U$. 15.000,00 (QUINCE MIL 00/100 DÓLARES AMERICANOS).

    A los dieciocho meses de firmado el presente contrato el OPTANTE pagará a los PROPIETARIOS la suma de U$. 20.000,00 (VEINTE MIL 00/100 DÓLARES AMERICANOS).

    A los veinticuatro meses de firmado el presente contrato el OPTANTE pagará a los PROPIETARIOS la suma de U$. 25.000,00 (VEINTICINCO MIL 00/100 DÓLARES AMERICANOS).

    A los treinta meses de firmado el presente contrato el OPTANTE pagará a los PROPIETARIOS la suma de U$. 25.000,00 (VEINTICINCO 00/100 DÓLARES AMERICANOS).

    A los treinta y seis meses de firmado el presente contrato el OPTANTE pagará a los PROPIETARIOS la suma de U$. 30.000,00 (TREINTA MIL 00/100 DÓLARES AMERICANOS).

    A los cuarenta y dos meses de firmado el presente contrato el OPTANTE pagará a los PROPIETARIOS la suma de U$. 30.000,00 (TREINTA MIL 00/100 DÓLARES AMERICANOS).

    Finalmente, como último pago para consolidar las CONCESIONES a favor del OPTANTE, éste realizará un pago final a los PROPIETARIOS de U$. 830.000,00 (OCHOCIENTOS TREINTA MIL 00/100 DÓLARES AMERICANOS) a los cuarenta y ocho meses de firmado el presente acuerdo. El pago de este monto final implica que el OPTANTE adquiere de manera definitiva las propiedad sobre las CONCESIONES conforme a lo detallado más adelante.

Los montos anteriores hacen un total de U$. 1.000.000,00 (UN MILLÓN 00/100 DÓLARES AMERICANOS) suma que se constituye en el precio total de las CONCESIONES, suma que podrá ser cancelada a los PROPIETARIOS en cualquier momento durante la vigencia del presente contrato, descontando de la misma cualquier pago de los mencionados anteriormente en los puntos 4.1 a 4.9, a fin de que el OPTANTE consolide en su propiedad las CONCESIONES de manera anticipada.

Los mencionados pagos, al margen de lo señalado en el primer párrafo de la presente cláusula, darán al OPTANTE el derecho exclusivo de realizar trabajos de exploración y prospección minera en las CONCESIONES, a su criterio, incluyendo pruebas metalúrgicas a escala piloto.

QUINTA (De la Transferencia Final de las CONCESIONES)

    A tiempo de que el OPTANTE realice el pago final de U$. 830.000,00 (OCHOCIENTOS TREINTA MIL 00/100 DÓLARES AMERICANOS) descrito en el punto 4.9 de la cláusula cuarta del presente, o cuando realice el pago anticipado final, si desea adquirir las CONCESIONES de manera anticipada, conforme a lo estipulado en la anterior cláusula, los PROPIETARIOS o sus mandatarios deberán firmar las correspondientes minutas de transferencia de las CONCESIONES a favor del OPTANTE o de quien éste designe.

    Si el OPTANTE ejerce su derecho de Opción de Compra en cualquier momento durante la vigencia del presente contrato, no tendrá la obligación de realizar a los PROPIETARIOS cualquier otro pago posterior pactado, por el plazo no transcurrido del presente contrato o a efectuar algún pago prorrateado por el tiempo transcurrido desde el último pago hasta la fecha de notificación con la decisión del OPTANTE de ejercer su derecho de opción de compra.

    El OPTANTE notificará por escrito a los PROPIETARIOS su intención de ejercer la opción de compra y en consecuencia requerirá a los mismos que procedan inmediatamente con la suscripción de las correspondientes minutas de transferencia como condición previa al pago final. Las minutas de transferencia serán elaboradas por el OPTANTE.

    Asimismo, los compromisos de trabajo señalados en la siguiente cláusula quedarán sin efecto una vez que el OPTANTE notifique a los PROPIETARIOS su intención de adquirir las CONCESIONES de manera definitiva.

SEXTA (De los Compromisos de Trabajo) Mientras el presente contrato se encuentre vigente, el OPTANTE se compromete a realizar trabajos de exploración y prospección minera, a su propio criterio, invirtiendo como mínimo una determinada suma de dinero conforme a lo siguiente:

    Durante los primeros seis meses de vigencia del presente contrato la suma de U$. 15.000,00 (QUINCE MIL 00/100 DÓLARES AMERICANOS) y.

    Durante cada seis meses durante la vigencia del presente contrato la suma de U$. 25.000,00 (VEINTICINCO MIL 00/100 DÓLARES AMERICANOS).

Estos montos simplemente representan una proyección de los gastos que el OPTANTE estima realizar durante la vigencia del presente contrato. En caso de que en cualquiera de los períodos se realice un gasto mayor a lo proyectado, este monto excedente inmediatamente se reputará como parte del compromiso de trabajo del siguiente período.

SÉPTIMA (De los Trabajos de Exploración, Prospección y Explotación)

El OPTANTE podrá realizar todos los trabajos de exploración que crea conveniente, sin limitación alguna, en las CONCESIONES y si como consecuencia de los trabajos de exploración y prospección, resulta una producción de minerales, se reitera que esta será de propiedad del OPTANTE. Los costos aplicables a los compromisos de trabajo, conforme a lo previsto en la anterior cláusula, incluyen costos de exploración directos e indirectos como ser prospección, salarios, honorarios, gastos de viaje, beneficios sociales, gastos administrativos en general, etc. Todo de acuerdo a las normas generalmente aceptadas de contabilidad.

OCTAVA (Del Pago de Patentes Mineras)

    El OPTANTE, durante la vigencia del presente contrato queda obligado, por su cuenta, a mantener al día el pago de las Patentes Mineras por las CONCESIONES.

    Las sumas que sean pagadas por el OPTANTE por concepto de pago de Patentes Mineras serán acreditadas contra los montos de los compromisos de trabajo detallados en la cláusula sexta del presente contrato.

    En caso de que las CONCESIONES caducasen por falta de pago de patentes imputable al OPTANTE, entonces los PROPIETARIOS estarán facultados a exigir como compensación de parte del OPTANTE el pago de U$. 1.000.000,00 (UN MILLÓN 00/100 DÓLARES AMERICANOS) descontándose de este monto cualquier pago que se haya realizado de conformidad a lo establecido en la cláusula cuarta del presente contrato. Sin embargo, si el OPTANTE solicita y se adjudica una nueva concesión minera que cubra el área caducada, por lo menos en un 70%, entonces no habrá lugar a la indemnización. Esta nueva concesión minera deberá, en consecuencia ser transferida a los PROPIETARIOS como reemplazo del área perdida por efectos de la caducidad.

NOVENA (De los Trabajos Realizados por el OPTANTE) Se conviene entre las partes que al fenecimiento de este contrato, sea por cualquier causal, una copia de todos los datos obtenidos por el OPTANTE así como las obras en general destinadas a los fines de prospección y exploración, serán entregados a los PROPIETARIOS sin cargo alguno para ellos.

DÉCIMA (De la Garantía de Evicción y Saneamiento)

    Los PROPIETARIOS garantizan la evicción y el saneamiento de las CONCESIONES y se comprometen y obligan, en virtud del presente contrato, a mantener inalterable su derecho propietario, comprometiéndose asimismo a no hipotecar, gravar, enajenar, arrendar o suscribir contrato alguno sobre las CONCESIONES.

    Asimismo, los PROPIETARIOS garantizan la quieta y pacífica posesión del OPTANTE respecto de las CONCESIONES y, en consecuencia, es de su exclusiva responsabilidad la defensa judicial y administrativa de las mismas. Asimismo, si fuese decisión del OPTANTE el asumir por cuenta de los PROPIETARIOS la defensa judicial y administrativa de las CONCESIONES, los costos que impliquen estas gestiones, procesos y/o trámites serán descontados de los pagos previstos (señalados en la cláusula cuarta) a los PROPIETARIOS.

DÉCIMO PRIMERA (De la Cesibilidad de este Contrato) El OPTANTE, podrá ceder y/o transferir a terceras personas el presente contrato, en cualquier momento durante la vigencia del mismo, debiendo simplemente comunicar este hecho por escrito a los PROPIETARIOS, los cuales no podrán oponerse a la cesión, bajo ninguna circunstancia. La cesión y/o transferencia del presente contrato se hará de manera que las obligaciones y derechos de los PROPIETARIOS se mantengan inalterables.

DÉCIMO SEGUNDA (De la Resolución y Terminación del Contrato) Se sujetará a lo siguiente:

    El presente contrato podrá ser resuelto conforme a Ley.

12.2 Del mismo modo, el presente contrato será terminado:

12.2.1Por decisión unilateral del OPTANTE, en cualquier momento durante la vigencia del presente contrato, de hacer uso de la opción descrita en la tercer cláusula del presente contrato, previa comunicación escrita a los PROPIETARIOS.

      Por decisión unilateral del OPTANTE, en cualquier momento durante la vigencia del presente contrato, de no hacer uso de la opción de compra, en cuyo caso notificará por escrito a los PROPIETARIOS sobre la terminación del contrato, cesando, a partir de la notificación a los PROPIETARIOS, los derechos y obligaciones generados por el presente contrato, no existiendo, en consecuencia, ulteriores obligaciones entre las partes (a excepción de lo señalado en la cláusula octava), como ser obligaciones de pago no devengadas y/o compromisos de trabajo anual, pagos relativos por el tiempo no transcurrido del Contrato de Opción o pagos prorrateados por el tiempo transcurrido del contrato desde el último pago hasta la fecha de terminación del mismo.

DÉCIMO TERCERA (De los Deberes de los PROPIETARIOS) Se estipula que los PROPIETARIOS, en caso de que el OPTANTE les comunique su decisión de adquirir las CONCESIONES, sea al fenecimiento del plazo del presente contrato o en cualquier momento durante la vigencia del mismo, estarán obligados a firmar la minuta de transferencia dentro de los siete días siguientes de haber recibido la notificación con la decisión del OPTANTE. Todos los gastos inherentes a la transferencia de las CONCESIONES (incluyendo el Impuesto a las Transacciones y el Arancel para Registro en Derechos Reales) correrán por cuenta del OPTANTE.

DÉCIMO CUARTA (De las Relaciones entre los PROPIETARIOS)

    Las relaciones entre los PROPIETARIOS son de carácter privativo entre los mismos y cualquier convenio, pacto o acuerdo entre los mismos no afectará la validez del presente contrato.

    Los pagos mencionados en el presente contrato se realizarán a los mandatarios de los PROPIETARIOS, los cuales se hallan debidamente facultados a través de los Poderes detallados en la cláusula primera del presente contrato. La forma en la que los PROPIETARIOS compartirán los pagos que se les haga por intermedio de sus mandatarios no afectará de ninguna manera la validez del presente contrato por tratarse de un asunto entre los mismos.

    Cualquier pago realizado a los mandatarios de los PROPIETARIOS será considerado como hecho directamente a los PROPIETARIOS.

    En caso de que alguno de los mandatarios de los PROPIETARIOS no estuviese disponible para recibir el pago de manera conjunta al otro de los mandatarios, entonces los PROPIETARIOS deberán notificar por escrito al OPTANTE sobre el nuevo mandatario encargado de recibir el pago (mediante poder notariado) o sobre el número de cuenta bancaria en la que deberá ser acreditado el pago. En caso de no cumplirse ninguna de las dos alternativas, el OPTANTE estará facultado a realizar el pago ante el juez competente mediante el procedimiento de Oferta de Pago y Consignación conforme a la ley civil.

DÉCIMO QUINTA (De la Fuerza Mayor)

    El presente contrato se suspenderá en su ejecución a consecuencia de cualquier acontecimiento que no ha sido previsto o que previsto no ha podido ser resistido por cualquiera de las partes, sean fuerzas de naturaleza (terremotos, inundaciones, derrumbes, tormentas, etc.) o hechos y/o actos realizados por el hombre (huelgas, conmoción civil, bloqueo de caminos, guerra, etc.) que hagan imposible el normal cumplimiento del presente contrato.

    La parte que se considere afectada por la fuerza mayor notificará por escrito a la otra parte detallando los eventos que motivan esta situación y declarando consecuentemente la suspensión temporal del contrato. Cada tres meses, la parte que declaró el estado de caso de fuerza mayor y/o caso fortuito notificará a la otra, por escrito, indicando si las causales que provocaron la suspensión del contrato aún se encuentran vigentes y en consecuencia declarando la continuidad del estado de fuerza mayor y/o caso fortuito.

    Si el estado de fuerza mayor y/o caso fortuito se mantuviese por más de un año, las partes podrán acordar de mutuo acuerdo la terminación del presente contrato sin ulteriores obligaciones para las partes.

DÉCIMO SEXTA (Del Valor de Contrato Privado) Las partes convienen en otorgar a la presente minuta el valor de contrato privado, en tanto sea elevada a la categoría de instrumento público.

DÉCIMO SÉPTIMA (De la Conformidad y Aceptación) Las partes, dan su plena conformidad y aceptación a todas y cada una de las cláusulas precedentes, obligándose a su fiel y estricto cumplimiento, firmando en señal de conformidad, en un ejemplar original más dos copias, al pie.

Usted, señor Notario, se servirá agregar las demás cláusulas de estilo y seguridad.

La Paz, xx de febrero de 2004.

Por los PROPIETARIOS:

______________________ ________________________

Hugo Alarcón Barrenechea Dionisio Jorge Garzón Martínez

Por el OPTANTE:

______________________ _________________________

Gustavo A. Miranda P. Carlos G. Prieto V.

Gerente Administrativo Gerente Financiero

Compañía Minera Andesur S.A. Compañía Minera Andesur S.A.

EXHIBIT 10.18

Option to Purchase Agreement

San Pablo Property, Bolivia

MINUTA

MR. NOTARY PUBLIC:

Please include in the archives of public documents under your charge, an Option to Purchase and Irrevocable Commitment to Transfer Mining Concessions that the undersigned have executed according to the content of the following clauses:

FIRST (Parties) The participants in the agreement are:

    COMPAÑÍA MINERA ANDESUR S.A. a corporation duly established in Bolivia represented by Gustavo Adolfo Miranda Pinaya y Carlos Guillermo Prieto Vogtschmidt, in their capacities as Administrative Manager and Financial Manager respectively, in accordance with the Special Power of Attorney No. 409/2001, granted by Norary Public No. 038 Dr. Daisy Benito Pozzo on the eighth of May 2001 hereinafter designated as hereinafter the OPTIONEE.

    Mr.Silvestre Mamani Fernández, C.I. 529283 Oruro, represented by Engineer Hugo Alarcón Barrenechea, an adult, with identification C.I. 176861 LP as granted by Power of attorney No. 26/2004 granted on the 13th de January, 2004, before Notary Public No. 44, of the judicial district of Cochabamba, Dr. Tatiana Céspedes Morales; Mrs. Benita Zaida Cuiza Barrera, an adult, with identification C.I. 1242722 Potosí, represented in a manner together [with Mr. Mamani], in whose name is held the claim named "D-4" [represented] by Engineer Hugo Alarcón Barrenechea, an adult, with identification C.I. 176861 LP and Engineer Dionisio Jorge Garzón Martínez, an adult, with identification C.I. 1622691 Tarija in accordance with power of attorney No. 50/2004 granted on the 14th of January 2004, before notary public No. 007, of the judicial district of La Paz, Dr. Silvia Noya Laguna. Also she is represented for the mineral claim "D-2" by Engineer Hugo Alarcón Barrenechea and Engineer Dionisio Jorge Garzón Martínez, according to the power of attorney No. 13/2000 granted the 7th of January 2000, before notary public No. 007, of the judicial district of La Paz, Dr. Silvia Noya Laguna, hereinafter the PROPRIETOR.

Mr. Silvestre Mamani Fernández and Mrs. Benita Zaida Cuiza Barrera are hereinafter referred to in a general manner as "the PROPIETORS".

SECOND (Antecedents)

The PROPRIETORS declare that they are the legitimate owners of the following mining concessions, which are in good standing and that he is the sole owner with the right to deal on them at will:

    The mining concession named "San Pablo" of 1925 hectares, located in Opoco, Quijarro Province of the Potosí District, legally granted to the PROPRIETOR according to Public Deed No. 15/93 given before the Notary of Mines Dr. Teresa Gonzales Escarcha, dated May the 31st, 1993, instrument which is duly registered before the Mining Registry under certificate No. LP 1266 dated September the 8th, 2003 with registration in process before the Real Estate Registry.

    The mining concesion named "D-2" of 400 hectares, which is found in Opoco, Guijarro province of the Department of Potosí, in conformance with the Testimony No. 1415/99 granted before the Notary of Mines Dr. Nelson Zamora Wayar, on the 24th de September 1999, to Benita Zaida Cuiza Barrera, instrument which is duly registered in the Mining Registry under certificate No. 471-Dt of "Titles Executed" of the 28th of September 1999, and registered en the Real Estate Registry under certificate No. 11-4 of the folio Zuta Zuta No. 8-49 of the 29the of January 2004.

    The mining concession named "D-4" of 250 hectares, which is found in Río Mulato, Quijarro province of the Department de Potosí, in conformance with Testimony No. 731/01 granted before the Notary of Mines Dr. Nelson Zamora Wayar, on the 12th of October 2001, to Benita Zaida Cuiza Barrera, instrument which is duly registered en the Mining Registry under the certificate No. Pt-797 of "Titles Executed" of the 13th of January 2004, and registered in the Real Estate Registry under the certificate No. 10-3 of book "8-49" on the 29th of January 2004.

Hereinafter the aforesaid concessions will be referred simply as the "CONCESSIONS".

THIRD (Purpose of the Contract) At the present time and in accordance with his interest without error, fraud and/or coercion the PROPRIETORS commit irrevocably to transfer the CONCESIONES to the OPTIONEE, under the condition of fulfillment of the terms described in the following clause. Likewise, the OPTIONEE acquires the exclusive option to purchase and consolidate as his property the CONCESSIONS fulfilling the terms specified on the following clause.

FOURTH (Term and Acquisition of the Concessions)

This contract will have a term of three (3) years starting the date of its signature, and in accordance with the previous clause the OPTIONEE, in order to acquire and consolidate the CONCESSIONS as his property, must comply with the following payments:

    On signing of this minuta the OPTIONEE will pay to the PROPIETORS the sum of U$. 10.000,00 (Ten thousand US dollars)

    On six months from the signing of this contract OPTIONEE will pay to the PROPIETORS the sum of U$. 15.000,00 (Fifteen thousand US dollars)

    On twelve months from the signing of this contract OPTIONEE will pay to the PROPIETORS the sum of U$. 15.000,00 (Fifteen thousand US dollars)

    On eighteen months from the signing of this contract OPTIONEE will pay to the PROPIETORS the sum of U$. 20.000,00 (Twenty thousand US dollars)

    On twenty four months from the signing of this contract OPTIONEE will pay to the PROPIETORS the sum of U$. 25.000,00 (Twenty five thousand US dollars)

    On thirty months from the signing of this contract OPTIONEE will pay to the PROPIETORS the sum of U$. 25.000,00 (Twenty five thousand US dollars)

    On thirty six months from the signing of this contract OPTIONEE will pay to the PROPIETORS the sum of U$. 30.000,00 (Thirty thousand US dollars)

    On forty two months from the signing of this contract OPTIONEE will pay to the PROPIETORS the sum of U$. 30.000,00 (Thirty thousand US dollars)

    Finally, as the last payment to consolidate the concession under the ownership of the OPTIONEE, a final payment must be made to the PROPIETORS of U$. 830.000,00 (Eight hundred thirty thousand US dollars) at forty eight months from the signing of this accord. This payment indicates that the OPTIONEE will acquire in a definitive manner the Property in accordance to the details below.

The foregoing amounts total payments of U$. 1.000.000,00 (one million US dollars) a sum that comprises the total price of the Concessions, a sum that can be paid at any time during the force of this contract, discounting from the same whatever payments mentioned previously in 4.1 a 4.9.

The fulfillment of the mentioned payments will grant to the OPTIONEE the exclusive right to perform mining, prospecting and exploration on the CONCESSIONS, at his own discretion, including metallurgical tests. In consequence, any amount of minerals obtained due to the mining, prospecting, exploration and metallurgical tests during the term of this contract will be considered property of the OPTIONEE.

Fifth (Regarding the Final Transfer of the Concessions)

    Upon final payment by the OPTIONEE of U$. 830.000,00 (eight hundred thirty thousand US dollars) described in 4.9, or when the final payment is made, the PROPIETORS or their assigns shall sign the corresponding documents of transfer for the CONCESSIONS in favor of the OPTIONEE or his designate.

    If the OPTIONEE exercises his right of option to purchase at whatever moment during the term of this contract he will have no further obligation to make any further agreed upon payment to the PROPIETORS for the period not yet passed or make payments prorated for the time between the last payment until the date of notification of the decision of the OPTIONEE to exercise the right of option to purchase.

    The OPTIONEE will notify in writing to the PROPIETORS of his intention to exercise the option to purchase and, in consequence will require that the same proceed immediately with the inscription of the corresponding documents of transfer of title as a previous condition of final payment. The documents of transfer will be prepared by the OPTIONEE.

    Additionally, any work commitments indicated in the following clause will not be required after such time as the OPTIONEE notifies the PROPIETORS of his intention to acquire the CONCESSIONS.

Sixth (Work Commitments) While this contract is in force the OPTIONEE commits to complete exploration and prospecting work at its own discretion investing as a minimum a determined sum of money according to the following:

    During the first six months of the term of this contract a sum of U$. 15.000,00 (Fifteen thousand US dollars) and

    During each following six months during the term of this contract a sum of U$. 25.000,00 (Twenty five thousand US dollars)

These amounts simply represent a projection of the expenses that the OPTIONEE estimates during the term of the contract. In case that whatever amount during a period is larger than project then this excess is applied toward the commitment for the following period.

SEVENTH (Exploration Work)

The OPTIONEE can perform all of the exploration work that it deems convenient, without any limitation, in the PROPIETORS and if, as a consequence of the work there is a production of ore then the ore is the property of the OPTIONEE. The applicable costs of the work commitments according to the preceding clause include direct and indirect costs of exploration such as prospecting, salaries, fees, travel expenses, social benefits, administrative costs in general, etc. all in accordance with normally accepting accounting principles.

EIGHTH (Annual Concessions Fees)

    The OPTIONEE, during the term of this contract shall be obligated, at his cost, to maintain the concession fees up to date.

    The sums that are paid by the OPTIONEE for the concession fees will be credited toward the work commitments detailed in Section 6.

NINTH (Work of the OPTIONEE) It is agreed between the parties that on the termination of this contract, be it for whatever cause, a copy of the data obtained by the OPTIONEE will be delivered to the PROPIETORS without charge.

TENTH (Guarantee of Eviction and Indemnification)

    The PROPIETORS the possession of the PROPIETORS and are obligated by this contract to maintain the property rights committing to not mortgage, encumber, transfer, lease or enter into a contract with others regarding the CONCESSIONS.

    Additionally, the PROPIETORS guarantee the peaceful possession of the CONCESSIONS by the OPTIONEE and of their exclusive responsibility for its judicial and administrative defense. Also, if it is decided by the OPTIONEE to assume the defense of the property, any costs related to these proceedings will be discounted from the payments to the PROPIETORS as defined in Section 4.

ELEVENTH (Transfer of Rights Under this Contract) The OPTIONEE, may transfer its rights under this contract to third parties in whatever moment during the term of the contract simply by giving written notice to the PROPIETORS, who cannot oppose the transfer under any circumstance. The transfer will be done in such a manner so that the obligations and rights of the PROPIETORS under the contract are maintained unaltered.

TWELFTH (Termination of the Contract) Teh following are submitted to:

    This contract will be terminated in conformance with requirements of the law.

12.2 The contract may also be terminated by:

12.2.1 Unilateral decision of the OPTIONEE in whatever moment during the term of the contract by previous written notice to the PROPIETORS.

12.2.2 In the case of unilateral decision of the OPTIONEE in whatever moment during the term of the agreement the rights and obligations are terminated except those specified in Section 8. No further work obligations or other prorated obligations will endure after notification of termination.

THIRTEENTH (The Obligations of the PROPIETORS) It is stipulated that the PROPIETORS, upon exercise of the option by the OPTIONEE, shall sign the document of transfer within seven days of having received notice of the decision by the OPTIONEE. All of the costs incurred in the transfer will be paid by the OPTIONEE.

FOURTEETH (Relations between the PROPIETORS)

    The relations between the PROPIETORS are of a private nature between themselves and whatever agreement between them shall not affect the validity of this contract.

    The payments specified in this contract shall be made to the representatives of the PROPIETORS. The method by which the PROPIETORS share the payments does not affect the validity of this contract.

    Whatever payment made to the representatives of the PROPIETORS will be considered as made directly to the PROPIETORS.

    In the case that one of the representatives of the PROPIETORS is not available to receive the payment along with the other representatives, the PROPIETORS shall notify the OPTIONEE with a new representative in charge of receiving payment. In case that neither of these alternatives is possible the OPTIONEE is authorized to make the payment before a judge according to civil law.

FIFTEENTH (Force Majeure)

    The execution of this contract will be suspended as a consequence of any unexpected event that can not be resisted by any of the parties, such as forces of nature (earthquakes, flooding, collapses, storms, etc.) or actions caused by man (labor strike, civil commotions, blocking of roads, international war, etc.) that would prevent the normal fulfillment of this contract.

    The party that considers himself affected by the force majeure will provide a written notice to the other detailing the events that caused the situation and declaring as a consequence the temporary suspension of the contract. If the force majeure continues for more than a year, the parties may agree to the termination of the contract without any subsequent responsibility for them.

SEVENTEENTH (Conformity and Acceptation) The parties give their acceptance and conformity to all and each one of the precedent clauses, committing themselves to its faithfully fulfillment, signing as an indication of acceptance one original and two copies of this agreement.

Mr. Public Notary, please insert the clauses of style and security.

La Paz, February 15th, 2004.

[signatures of the parties]